UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)     DECEMBER  10,  2003

                            MASON HILL HOLDINGS, INC.
             (Exact name of registrant as specified in its chapter)
             ------------------------------------------------------

                DELAWARE          033-24178-A          65-0109088
       ----------------          ------------          -------------------
    (State or other jurisdiction  Commission             (IRS Employer
       of incorporation           File Number)          Identification No.)

           300 Chestnut Street, Suite 200, Needham, MA          02492
            ----------------------------------------          ----------
            (Address of principal executive offices)          (Zip Code)

                                 (781) 444-6100
               Registrant's telephone number, including area code

                     110 Wall Street, New York, New York 10005
          (Former name or former address, if changed since last report)




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ITEM  5.  OTHER  EVENTS.

Mason Hill Holdings, Inc. (the "Company") recently agreed to reengage its independent auditor, Demetrius & Company, L.L.C., to complete its filings and regain current reporting status with the Securities and Exchange Commission within the next few months. The Company previously engaged Demetrius & Company, L.L.C. as its independent auditor on April 30, 2000 to audit its financial statements for the year ended March 31, 2000. The Company's last filing was on Form 10-QSB for the quarter ended December 31, 2000.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.
None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     MASON  HILL  HOLDINGS,  INC.


Date: December 11 , 2003           By: /s/ Geoffrey Eiten
                                         -----------------
                                         GEOFFREY  EITEN,
                                         President